7. INCOME TAXES (Details) (USD $)	Sep. 30, 2012	Sep. 30, 2011
Deferred tax assets:
Net operating loss carry forward	$ 2,083,223	$ 1,158,146
Total deferred tax assets	729,128	405,351
Less: Valuation allowance	(729,128)	(405,351)
Net deferred tax assets	$ 0	$ 0